   As filed with the Securities and Exchange Commission on December 18, 1997
                                                      Registration No. 333-
===============================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                               GARTNER GROUP, INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                 Delaware                                06-3099750
     (STATE OR OTHER JURISDICTION OF                  (I.R.S. EMPLOYER
      INCORPORATION OR ORGANIZATION)                 IDENTIFICATION NO.)

                                 P.O. Box 10212
                               56 Top Gallant Road
                             Stamford, CT 06904-2212
                                 (203) 964-0096

    (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                  OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                 Gartner Group, Inc. Savings and Investment Plan
                            (FULL TITLE OF THE PLAN)

                                John F. Halligan
         Executive Vice President, Chief Financial Officer and Secretary
                               Gartner Group, Inc.
                                 P.O. Box 10212
                               56 Top Gallant Road
                             Stamford, CT 06904-2212
                                 (203) 964-0096

            (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                   INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                                    Copy to:
                              Frank J. Marco, Esq.
                              Shipman & Goodwin LLP
                                One American Row
                               Hartford, CT 06103
                                 (860) 251-5000

                         CALCULATION OF REGISTRATION FEE

================================================================================================================================
                                                              Proposed                 Proposed
                                                               Maximum                 Maximum
      Title of Each Class                Amount               Offering                Aggregate               Amount of
      of Securities to be                to be                Price per                Offering              Registration
         Registered (1)              Registered (1)           Share (2)               Price (2)                  Fee
--------------------------------------------------------------------------------------------------------------------------------
Common Stock, Class A, par             1,000,000               $33.50                 $33,500,000             $9,882.50
value $0.0005
--------------------------------------------------------------------------------------------------------------------------------

(1) In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this Registration Statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan described herein.

(2) Estimated solely for the purpose of calculating the registration fee. Pursuant to Rule 457(h), the proposed maximum offering price per share is based on the average of the high and low price per share of $33.50 on December 15, 1997, as reported by the National Association of Securities Dealers Automated Quotation System.

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
                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

         The information statement being delivered by Gartner Group, Inc. (the "Company") to participants in the Company's Savings and Investment Plan (the "Plan"), as required by Rule 428 under the Securities Act of 1933, as amended (the "Securities Act"), has been prepared in accordance with the requirements of Form S-8 and relates to shares of common stock, par value $0.0005 per share, (the "Shares") to be issued pursuant to the Plan. The information with respect to the Plan required in the Section 10(a) prospectus is included in documents being maintained and delivered by the Company as required by Rule 428 under the Securities Act. The Company shall provide to participants a written statement advising them of the availability without charge, upon written or oral request, of documents incorporated by reference herein, as is required by Item 2 of Part I of Form S-8.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3. INCORPORATION OF DOCUMENTS BY REFERENCE.

         The following documents, previously filed with the Commission, are hereby incorporated by reference in this registration statement:

         (a) The Company's Annual Report on Form 10-K for the year ended September 30, 1996;

         (b) All other reports filed pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") since the end of the fiscal year covered by the document referred to in (a) above; and

         (c) The description of the Shares contained in the Registration Statement on Form 8-A filed on August 18, 1993, filed pursuant to Section 12(g) of the Exchange Act, including any amendment or report filed for the purpose of updating such description.

         In addition, all documents subsequently filed by the Company and the Plan pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act on or after the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this registration statement and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference in this registration statement shall be deemed to be modified or superseded for purposes of this registration statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this registration statement.

ITEM 4. DESCRIPTION OF SECURITIES.

         This item is not applicable.

ITEM 5. INTERESTS OF NAMED EXPERTS AND COUNSEL.

         This item is not applicable.

ITEM 6. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

                   Section 145 of the Delaware General Corporation Law ("Delaware Law") provides that a corporation may indemnify a director, officer, employee or agent made a party to an action by reason of the fact that he was a director, officer, employee or agent of the corporation, or was serving at the request of the corporation, against expenses actually and reasonably incurred, including attorneys' fees, in connection with such action, if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the corporation and, with respect to any criminal action, had no reasonable cause to believe his conduct was unlawful.

                   The Company's Certificate of Incorporation limits, to the maximum extent permitted by Delaware Law, the personal liability of a director to the Company or its shareholders for monetary damages for breach of fiduciary duty as a director. The Company's By-laws provide that the Company shall indemnify its officers and directors to the fullest extent permitted by Delaware Law against all expense, liability and loss, including attorneys' fees, actually and reasonably incurred and may purchase and maintain insurance against any liability asserted and incurred by reason of serving as such, whether or not the Company has the power to indemnify against such liability. The Company has entered into indemnification agreements with its officers and directors containing provisions which are in some respects broader than the specific indemnification provisions contained in Delaware Law and which require that, to the extent the Company maintains liability insurance applicable to officers or directors, each officer and director shall be covered by such policies to the same extent as are accorded the most favorably insured of the Company's officers or directors, as the case may be.

                   Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling the Company pursuant to the foregoing provisions and agreements, the Company has been informed that in the opinion of the staff of the Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

ITEM 7. EXEMPTION FROM REGISTRATION CLAIMED.

         This item is not applicable.

ITEM 8. EXHIBITS.

         The following exhibits are filed as part of this Registration Statement or incorporated by reference herein:

Exhibit Number                              Description of Exhibits
--------------                              -----------------------
         4.1(a)            Restated Certificate of Incorporation of the Company
                           (filed as Exhibit 3.1 to the Company's Annual Report on
                           Form 10-K (File No. 0-15144) for the year ended
                           September 30, 1995 and incorporated herein by reference).

         4.1(b)            Amendment dated March 18, 1996 to Restated Certificate of
                           Incorporation of the Company (filed as Exhibit 4.1(c) to
                           the Company's Registration Statement on Form S-8 (File
                           No. 333-35169) and incorporated herein by reference).

         4.2               Amended By-laws of the Company, as of April 24, 1997 (filed as Exhibit 4.2 to the Company's Registration Statement on
                           Form S-8 (File No. 333-35169) and incorporated herein by
                           reference).

         4.3               Form of certificate for the Company's common stock
                           (filed as Exhibit 4.2 to the Company's Registration
                           Statement on Form S-1 (File No. 33-67576) and incorporated herein by reference).

         4.4* Gartner Group, Inc. Savings and Investment Plan, as amended through July 31, 1997.

         5.1               Pursuant to Item 8(a) of Form S-8, an opinion of counsel as to the legality of the Company's Common Stock is not required in as much as the Common Stock offered hereby are not original issuance securities.

         5.2*              Internal Revenue Service ("IRS") determination letter dated July 24,
                           1995 stating that the Gartner Group, Inc. Savings and Investment
                           Plan is qualified under Section 401 of the Internal Revenue Code.
                           With respect to any amendments to the Plan subsequent to such determination letter, the Company will submit the Plan, as so amended, to the IRS in a timely manner and will make all changes required by the IRS to qualify the Plan.

         23.1*             Independent Auditors' Consent, KPMG Peat Marwick LLP.

         23.2*             Consent of Independent Accountants, Price Waterhouse LLP.


Exhibit Number                              Description of Exhibits
--------------                              -----------------------

         24.1*             Powers of Attorney.



--------------
* Filed herewith.


ITEM 9. UNDERTAKINGS.

(a)      The undersigned registrant hereby undertakes:

                  (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

                  (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of
1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) Insofar as indemnification of liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         The Registrant. Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Stamford and State of Connecticut on the 15th day of December, 1997.

                                  GARTNER GROUP, INC.
                                  -------------------
                                     (Registrant)

                                  BY  /s/Manuel A. Fernandez*
                                     ----------------------------------------
                                       Manuel A. Fernandez
                                       Chairman, President
                                           and Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

                    SIGNATURE                                         TITLE                             DATE
                    ---------                                         -----                             ----
             /s/Manuel A. Fernandez*                     Chairman, President and Chief             December 15, 1997
             -----------------------                      Executive Officer (principal
               MANUEL A. FERNANDEZ                               executive officer)

                 /s/John F. Halligan*                    Executive Vice President, Chief            December 15, 1997
             -----------------------                     Financial Officer and Secretary
                 JOHN F. HALLIGAN                           (principal financial and
                                                               accounting officer)

                 /s/William O. Grabe*                               Director                        December 15, 1997
             -----------------------
                WILLIAM O. GRABE

                /s/Max D. Hopper*                                   Director                        December 15, 1997
             -----------------------
                  MAX D. HOPPER

              /s/John P. Imlay, Jr.*                                Director                        December 15, 1997
             -----------------------
                JOHN P. IMLAY, JR.

             /s/Stephen G. Pagliuca*                                Director                        December 15, 1997
             -----------------------
               STEPHEN G. PAGLIUCA

                                                                    Director                       December   , 1997
             -----------------------
                 DENNIS G. SISCO

                                                                    Director                       December   , 1997
             -----------------------
               ROBERT E. WEISSMAN

          *By /s/John F. Halligan                                                                 December 15, 1997
             -----------------------
                ATTORNEY-IN-FACT


         The Plan. Pursuant to the requirements of the Securities Act of 1933, as amended, the administrator of the Gartner Group, Inc. Savings and Investment Plan has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Stamford and State of Connecticut on the 15th day of December, 1997.

                                            GARTNER GROUP, INC.
                                       SAVINGS AND INVESTMENT PLAN
                                       ---------------------------
                                                 (Plan)

                                       BY:  /s/Ronald Carroll
                                           -----------------------
                                            Ronald Carroll
                                            Trustee

                                  EXHIBIT INDEX

                                                                                                   SEQUENTIALLY
EXHIBIT NUMBER                              DESCRIPTION OF EXHIBITS                               NUMBERED PAGE
--------------                              -----------------------                               -------------
         4.1(a)            Restated Certificate of Incorporation of the Company
                           (filed as Exhibit 3.1 to the Company's Annual Report on
                           Form 10-K (File No. 0-15144) for the year ended
                           September 30, 1995 and incorporated herein by reference).

         4.1(b)            Amendment dated March 18, 1996 to Restated Certificate of
                           Incorporation of the Company (filed as Exhibit 4.1(c) to the
                           Company's Registration Statement on Form S-8 (File No. 333-35169)
                           and incorporated herein by reference).

         4.2               Amended By-laws of the Company, as of April 24, 1997 (filed as
                           Exhibit 4.2 to the Company's Registration Statement on Form S-8
                           (File No. 33-35169) and incorporated herein by reference).

         4.3               Form of certificate for the Company's common stock
                           (filed as Exhibit 4.2 to the Company's Registration
                           Statement on Form S-1 (File No. 33-67576) and incorporated herein by reference).

         4.4* Gartner Group, Inc. Savings and Investment Plan, as amended through July 31, 1997.

         5.1               Pursuant to Item 8(a) of Form S-8, an opinion of counsel as to the legality of the Company's Common Stock is not required in as much as the Common Stock offered hereby are not original issuance securities.

         5.2*              Internal Revenue Service ("IRS") determination letter dated July 24,
                           1995 stating that the Gartner Group, Inc. Savings and Investment
                           Plan is qualified under Section 401 of the Internal Revenue Code.

         23.1*             Independent Auditors' Consent, KPMG Peat Marwick LLP.

         23.2*             Consent of Independent Accountants, Price Waterhouse LLP.

         24.1*             Powers of Attorney.

--------------
* Filed herewith.